LAURENTIAN BANK


OF CANADA


December 18, 1996



Genterra Capital Corporation
106 Avenue Road
Toronto, Ontario
M5R2H3

Attention:      Mr. Stan Abramowitz
Dear Sirs,

Re:     Genterra Capital Corporation
Laurentian Bank of Canada Mortgage Reference Number 59-2491-9.1

In accordance with your fax dated November 29, 1996, we wish to confirm that the interest rate on the above referenced mortgage has been fixed at 7.15% for a term of 4 years and 5 months effective December 4, 1996. This rate will mature on May 1, 2001 at which time the loan will revert back to LBC Prime Rate + 1.75% until August 2, 2011, in the absence of the exercise of any further fixed rate option.

If you have any questions, do not hesitate to contact me.

Yours truly,



Giles H. le Riche
Manager, Commercial Banking








PROMISSORY NOTE - AMENDED ANT) RESTATED
(Loan No. 1)



ISSUED TO:      Laurentian Bank of Canada (`LBC~)
                130 Adelaide Street West, Toronto, Ontario M5H 3P5
                Fax No. (416) 947-7414

ISSUED BY:      Genterra Capital Corporation (the "Borrower")
                106 Avenue Road, Toronto, Ontario MSR 2H3
                Fax No. (416) 920-7851

AMOUNT: $939,027.41



1. PROMISE TO PAY

For value received, the Borrower hereby promises to pay to the order of LBC, at its place of business noted above, the principal amount of Nine Hundred Thirty-nine Thousand, Twenty-seven Dollars and Forty-one Cents ($939,027.41) in lawful money of Canada in the manner hereinafter provided. rogedrer with interest and other monies which may from time to time be owing hereunder or pursuant hereto. This Promisscxy Note evidences the same principal indebtedness as that secured by the ChargelMortgage of Land, as hereinafter defined, and constitutes an amendment and restatement of such indebtedness advanced in 1990 to the extent the interest rate and amortization period applicable to same are amended as provided herein. The undersigned confirms that this Promissory Note does not extinguish such indebtedness or constimze a novation of same. In this Promissory Note Whargc/Mortgagc of Land' means that Charge/Mortgage of Land issued by Glendale Realty Holdings Inc., a predecessor of the Borrower, to First City Trust Company registered against the premises known municipally as 200 Glendale Avenue North, Hamilton, Ontario in the Land Registry Office for the Registxy Division of Wentworth as No. 34121.

2. PRINCIPAL PAYMENTS

The principal amount of this Promissory Note shall become due and payable in one hundred and eighty (180) consecutive monthly instalments, each in the amount of Five Thousand, Two Hundred Sixteen Dollars and Eighty-two Cents ($5,216.82), payable on the 1st day of each month from and including the 1st day of September, 1996 to and including the 1st day of August, 2011, and the balance of the said principal amount, together with all accrued and unpaid interest and all other monies owing hereunder, shall become due and payable on the Maturity Date.

3. VARIABLE RATE

During any period which is not a Fixed Rare Period, the Loan Rate shall be a variable annual rate which is from time to time one point seven-five (1.75%) percentage points above the Prime Lending a 19:39 GCL~WJ SPRItE 416 225 4B~ P.9346

2.

Rate. Upon each change to the Prime Unding Rate, the Loan Rate determtne4 pursuant to this

Section 3 shall be adjusted automatically and without the necessity of any notice to the Borrower.

4. INTEREST PAYMENTS

Interest shall be payable on the 1st day of each month on the balance from time to rime outstanding of the principal amount of this Promissory Note, and on any other monies due and payable hereunder (including interest), both before and after maturity, default or judgment, at the Loan Raze calculated and compounded monthly not in advance, computed from the dates of advance of monies by LUC - to the Borrower. The first interest payment shall be due on the 1st day of September, 1996. -

5. FIXED RATE OPTION

Upon at least 30 days' prior written notice to LEC, the Borrower may, at its sole option, select a period of between 1 and 5 years which ends on or before the Maturity Date (the "Fixed Rate Period") during which the Loan Rate shall be calculated hereunder at a fixed annual rare. The Fixed Rate Period shall commence on the Commencement Date and the annual rate of interest for all purposes hereunder during the Fixed Rate Period shall be two point two five (2.25%) percentage points above the particular Cost of Funds Rate in effect on the Commencement Date which is quoted with reference to the shortest period in full years which is equal to or greater than the Fixed Rate Period, with interest being calculated and payable hereunder as set out in Section 4 hereof from and including the Commencement Date. If any Fixed Rare Period expires before the Maturity Date, the Loan Rare shall thenceforth be determined and payable in accordance with Section 3 hereof; provided that the Borrower may at any dine in accordance with the foregoing select a new Fixed Rate Period.

The Borrower shall forthwith at its expense execute and deliver such documentation as LEC may reasonably request to Live effect to any change in the interest rate pursuant to this paragraph.

6. PREPAYMENT

a. Prepayment of this Promissory Note, in whole or in part, shall nor be permitted during the first three years following the Final Advance Date.

b. After the said three year period following the Final Advance Date, the Borrower may prepay the principal amount of this Promissory Note either in whole at one time or in pan from dine to rime, on not less than 30 days' prior wrinen notice, on the following basIs:

i. during any Fixed Raze Period, upon payment, in addition to the principal amount being prepaid, of the greater of:

(a) an amount equal to three months' interest on such principal amount at the Loan Rare then in effect; and

(b) the present value (calculated using the Loan Rate) of a series of equal consecutive monthly payments on the same day of each month commencing on the next regular monthly payment date hereunder a ~ 19:39 WJLD~4 SPRItE 416 225 4605 P.445
                3.

after the daze of prepayment and continuing until the expiry of the Fixed Raze Period, the amount of each such month lv payment being the product of:

1) the number of percentage points, if any, by which the Loan Rate exceeds the Government of Canada Bond Yield per annum for a term closest to the number of days from the dare of prepayment until the expiry date of the Fixed Rate Period divided by 12; and

2) the amount of the principal prepaid;

ii. a any other time, upon payment, in addition to the principal amount being prepaid, an amount equal to three months' interest on such principal amount at the Loan Rate in effect on the date fixed for prepayment;

c. The right to snake any prepayment shall be subject to the condition that there is no Event of Default which has occurred and is continuing. At the time of any prepayment, the Borrower shall pay, in addition to the payments referred to above, the accrued and unpaid interest on the principal amount prepaid to the date fixed for prepayment and, in the ease of prepayment in whole, all other moneys owing under this Promissory Note or in connection with the Loan. In case less than the total principal amount of this Promissory Note is prepaid a any time, the principal amount so prepaid shall be credited against the principal payable hereunder in inverse order of niaterky.

7. DEFAULT

Upon the occurrence of an Event of Default, the full unpaid balance of the principal amount and all accrued and unpaid interest thereon shall at the option of LBC forthwith become due and payable without notice or demand.

8. DEFINITIONS

a. Coimencemenz Daze" means the daze of expiry of the notice given by the Borrower pursuant hereto to select a Fixed Rate Period or such other daze agreed upon by LBC and the Borrower;

b. "Cost of Funds Rare" means the annual base rate of interest which LEC establishes and quotes from rime to time at Toronto as the reference rare of interest to determine interest rates it will charge at such time for fixed rare loans for a particular term and to which it may refer as its "Cost of Funds", such rate being subject to change at any time without notice;

c. means any default by the Borrower in payment of principal or interest hereunder when due or default by the Borrower in payment or performance under any other present or future obligation in favour of LBC a'in includes any lAtent of Default" within the meaning of any Security or the Offer of Finance;

d. `Final Advance Date' means, for new loan advances the earlier of the date on which the full principal amount of this Promissory Note has been advanced by LBC to or at the direction of the Borrower and the date on which LBC shall have given written notice to the Borrower that no further advances are to be made under this Promissory Note, or when used to document an existing loan balance or a revolving credit facility the date herein of this Promissory Note;

e. means the rate of interest determined pursuant to Section 5 hereof;

(pound) "Fixed Rate Period includes any period during which the Loan Rate is a Fixed Rate;

g. `Government of Canada Bond Yield' means the yield for Government of Canada Bonds at the most recent close of trading prior to the dare of any prepayment;

h. Loan means the loan referred to as Loan No. 1 in the Offer of Finance;

1. Loan Rate means the Fixed Rate or the Variable Rate, as applicable;

j. Maturity Date means the 1st day of September, 2011;

k. Offer of Finance means the agreement between the Borrower and LBC (as amended from time to time) setting out the terms and conditions applicable to the loan evidenced hereby and for the time being means the letter of North American Trust Company to Glendale Realty Holdings Inc., a predecessor of the Borrower, dated the 9th day of February, 1995 and amended by letter dated April 21, 1995 as aecepted by the Borrower;

l. `Prime Lending Rate' means the annual raze of interest which LBC establishes and quotes from tame to time at Toronto as the reference rate of interest to determine interest rates it will charge at such time for variable rate loans in Canadian dollars made to its customers in Canada and to Which it may refer as its wprixne raze of interest', or `prime lending rate'; the Prime Lending Rate on the Id day of August, 1996 was 4.25% per annum:

m. Security means any debenture, security agreement, mortgage, charge, pledge, assignment, undertaking, or other instrument delivered by the Borrower or any Guarantor to LBC from time to time for the purposes of the Offer of Finance or otherwise;

n. Variable Rate' means the rate of interest determined pursuant to Section 3 hereof

9. INTERPRETATION

Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders and words importing persons include individuals, partnerships, corporations, trusts, unincorporated associations, joint ventures, government agencies and other entities.

10. NOTICE

Any notice or written communication given pursuant to or in connection with this Promissory Note shall be in writing and shall be given by delivering the same personally or by prepaid courier, prepaid registered mail, telex or teiccopier, addressed to the ~rty to be notified at the address of such party set out herein or at such other address of which such party has given notice to the other party hereto. Any such notice shall be conclusively deemed to have been given and received on the day of actual receipt by the address~ or, if given by prepaid registered mail, on the fifth day following the mailing date (absent a general disruption in postal service.)

11. OFFER OF FINANCE

This Promissory Note is being issued by the Borrower to LBC pursuant to the terms of the Offer of Finance. All terms and conditions of the Offer of Finance shall remain in full force and effect, but, in case of any conflict or inconsistency between the Offer of Finance and this Promissory Note, the provisions of this Promissory Note shall govern and prevail.

12. SUCCESSORS AND ASSIGNS AND WAiVER

This Promissory Note shall be binding upon the Borrower and its successors and shall enure to the benefit of LBC and its successors and assigns. Any reference herein to LBC shall include its successors and assigns as if specifically named. This Promissory Note is a negotiable instrument. Presentment for payment, demand, protest, notice of protest, notice of dishonour and statutory days of grace respecting this Promissory Note are hereby waived. Notwithstanding the principal amount expressed to be payable under this Promissory Note, the principal amount ~ Borrower under the Loan.

        IN WITNESS WHEREOF the Borrower has executed this Promissory Note under the hands of its duly authorized officers in that behalf and to be dated the 1st day of August, 1996.

GENTERRA CAPITAL CORPORATION

        Per
        Name: Stan Abramowitz
        Tide: Secretary

AGREEMENT






Genterra Capital Corporation (the "Company")

RE: $939,027.41 Loan (the "Loan") evidenced by a Promissory Note (the "Note") in that amount issued by the Company to Laurentian Bank of Canada dated August 1, 1996 secured by a Charge/Mortgage of Land (the "Charge/Mortgage of Land") over premises known municipally as 200 Glendale Avenue North, Hamilton, Ontario (the "Lands"), an Assignment of Leases and Rents and a General Security Agreement (hereafter together the "Instruments")


We hereby confirm to you that notwithstanding anything contained in the Instruments or the Note, the undersigned shall in respect of the Loan have no recourse against the Company personally, its successors and assigns, and the undersigned's recourse in connection with the Loan and the Instruments shall be against the Company's interest in the property charged pursuant to the Instruments, proceeds of any insurance and all rents, other revenues and benefits relating to the Lands or any lease in connection therewith, provided, the preceding is without prejudice to the liability of the Company for all amounts other than principal and interest payable under the Charge/Mortgage of Land and the other Instruments, taxes and performance of Statute labour and observance and performance of all covenants, provisos and conditions contained in the Charge/Mortgage of Land and the other Instruments other than payment of principal and interest.
DATED THIS this 9th day of July,1996.


LAURENTIAN BANK OF CANADA
        Per: _________________________________


Name:
Title:

1)      RegIstry S
3)      Property Block Property: Identifier(s)
4)      Nature of Document AGREEMENT AMENDING CHARGE

5)      Consideration TWO------00/100 Dollars $ 2.00

6) Description LOT 162, PLAN 442, AND PART OF LOT 6 IN THE SECOND CONCESSION OF THE TOWNSHIP OF
BARTON,
COUNTY OF WENTWORTH, AND NOW IN THE CITY
OF HAMILTON

SEE SCHEDULE PAGE NO. 10

ThIs Document provides as follows:

SEE SCHEDULE ATTACHED

9)      ThIs Document relates to Instrument number(s) CHARGE NO. 34121

10) Party(ies) (Set out Status or Interest) Name(s)

LAURENTIAN BANK.OF CANADA
(CHARGEE)

We have authority to bind the Corporation.

11)     Address 130 ADELAIDE STREET WEST for Servke TORONTO, ONTARIO M5H 3P5

12) Party(ies) (Set out Status or Interest) Name(s) Signature(s) Date of Signature GENTERRA CAPITAL CORPORATION
     (CHARGOR)

     Title: Secretary

13) Address 106 AVENUE ROAD for ServIce TORONTO, ONTARIO MSR 2H3

14) MunIcipal Address of Property

200 GLENDALE AVENUE
NORTH
HAMILTON, ONTARIO
LSL 7K3


ROBERT D. MIJNCASTER
SMITH LYONS
Barristers & Solicitors
Suite 5800, Scotia Plaza
40 King Street West
Toronto, Ontario MSH 3Z7


AGREEMENT AMENDING CHARGE


THIS INDENTURE made this __ day of ___ 1996

BETWEEN:

LAURENTIAN BANK OF CANADA

(hereinafter called the "Chargee")

OF THE FIRST PART

- and -


GENTERRA CAPITAL CORPORATION
(hereinafter called the "Chargor")

OF THE SECOND PART



I By Charge/Mortgage of Land (the `charge) dated the 19th day of January, 1990 and registered in the Land Registry Office for the Land Registry Division of Wentworth (the "Land Registry Office") on January 29, 1990 as No. 34121, Glendale Realty Holdings Inc. did mortgage the lands and premises described in Schedule "A' hereto unto First City Trust Company, its successors and assigns, to secure payment of $1,000,000.00 and interest at the times and in the manner therein set forth.

II First City Trust Company changed its name to North American Trust Company pursuant to Supplementary Letters Patent dated September 28, 1992 registered in the Land Registry Office as Instrument No. 139373 on November 26, 1992.

III North American Trust Company assigned its right, title and interest in the Charge to the Chargee pursuant to an Assignment of Charge registered on
        1996 as Instrument No.

IV Glendale Realty Holdings Inc., Wendellco Realty Inc. and Genterra Capital Corporation amalgamated and continued as the Chargor pursuant to Articles of Amalgamation registered in the Land Registry Office on August 9, 1996 as Instrument No. Ltd loch.

V The Chargor is now the legal and beneficial owner of the lands mortgaged by the Charge.

VI The time for payment of the principal monies payable pursuant to the Charge has elapsed and the principal sum of $941,211.46 (the "Unpaid Principal Sum") remains unpaid as of the date hereof.

VII The Chargor and the Chargee have agreed to extend the time for payment of the Unpaid Principal Sum and to amend the Charge to a collateral mortgage upon the terms and conditions herein set forth.

NOW THEREFORE TILLS INDENTURE WITNESSETH that in consideration of the premises and the sum of $1.00 now paid by the Chargor to the Chargee (the receipt and adequacy of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1. Hereafter, the Charge shall be continuing collateral secunty for payment to the Chargee of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by Chargor to the Chargee or remaining unpaid, including the Unpaid Principal Sum, by the Chargor to the Chargee heretofore or hereafter incurred or arising and whether inCurred by or arising from agreement or dealings between the Chargee and the Chargor or from any agreement or dealings with any third party by which the Chargee may be or become in any manner whatsoever a creditor of the Chargor or however otherwise incurred or arising anywhere within or outside Canada and whether the Chargor be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the "liabilities"), but the Chargor's indebtedness hereunder being limited to the principal sum of ONE MILLION ($1,000,000.00) DOLLARS with interest thereon at the rate of 25% per annum.

2. The Chargor and the Chargee further agree that:

(a) no part of the liabilities of the Chargor to the Chargee whether existing at the date of this Charge or incurred or arising thereafter shall be deemed to be unsecured by this Charge;

(b) this Charge shall be deemed to be taken as security for the ultimate balance of the liabilities and nothing herein contained shall operate so as to create any merger or discharge of any debt owing to the Chargee or of any lien, bond, promissory note, bill of exchange or other security now or hereafter held by the Chargee from the Chargor or from any other person and this Charge shall not in any way prejudicially affect any security now or hereafter held or which may hereafter be held by the Chargee for the liabilities or any part thereof, or the liability of any endorser or any other person upon any such lien, bond, bill of exchange, promissory note or other security or contract or any renewal or renewals thereof held by the Chargee for or on account of the liabilities or any part thereof, nor shall the remedies of the Chargee in respect thereof be prejudiced or delayed in any manner whatsoever by the taking of this Charge;

(c) no apparent change in the state of the account of the Chargor with the Chargee, by reason of moneys deposited or of bills of exchange, promissory notes or other commercial paper discounted or given in renewal, substitution or alteration of the bills, notes and paper at any time held by the Chargee, shall be deemed to be a repayment on account of the liabilities or call for or require the application of such cash deposits or proceeds as payments on account of the liabilities unless expressly agreed to in writing by the Chargee or until this Charge shall have been fully released and discharged by the unconditional delivery of a discharge of this Charge executed by the Chargee;

(d) any and all payments made in respect of the liabilities and interest and the moneys or other proceeds realized from the sale of any securities held therefor including this Charge may be applied and reapplied notwithstanding any previous application on such part or parts of the liabilities or interest as the Chargee may see fit or may be held unappropriated in a separate collateral account for such time as the Chargee may see fit;

(e) the Chargee may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities and guarantees from and give the same and any and all existing securities and guarantees up to, may abstain from taking securities or guarantees from or from perfecting securities or guarantees of, may accept compositions from and may otherwise deal with the Chargor and all other persons, securities and guarantees as the Chargee may see fit without prejudicing the rights of the Chargee under this Charge; and

(f) the taking of judgment in respect of the liabilities or any instrument or instruments now or hereafter representing or evidencing the liabilities or under any of the covenants herein or in any such instrument contained or implied shall not operate as a merger of the liabilities or such instrument, instruments, or covenants or affect the Chargee's right to interest at the rate and times herein provided or affect or prejudice any rights or remedies given to the Chargee by the terms hereof.

(g) so long as this Charge is outstanding, the Chargor covenants and agrees that, without the prior written consent of the Chargee:

(i) the Chargor shall not permit the Interest Coverage to fall below 1.75 to 1 at any time; and

(ii) the Chargor shall not permit Voting Control of the Chargor to change.

3. In this Charge, the following expressions shall have the following meanings:

(i) "Adjusted Pre-tax Earnings" of the Chargor means the sum of (a) the net income of the Chargor for the period in question, after extraordinary items, capital gains and capital losses but before provision for taxes respecting such income, and (b) amounts paid to the Management Group and deducted from income of the Chargor for the period in question, to the extent such amounts have been either (i) applied to subscribe for share capital of the Chargor, or (ii) advanced to the Chargor and effectively postponed in favour of the Chargee;

(ii) "control" has the meaning ascribed to such term in the Business Corporations Act (Ontario);

(ii) "Interest Coverage" means the ratio of (a) the sum of (i) Adjusted Pre-tax Earnings and (ii) Interests Expense to (b) Interest Expense in respect of any period;

(iv) "Interest Expense" means the expense for interest and all other charges incurred in respect of all indebtedness of the Chargor in respect of any period, including all rental expense under each lease which would be classified as a capital lease (other than the principal component thereot);

(v) "Management Group" means Fred A. Litwin, Daniel Tamkin, Stan Abraxnowitz and Mark Litwin;

(vi) "Voting Control" means the direct or indirect ownership or control of a sufficient number of outstanding shares of a corporation to elect a majority of its directors; and "Voting Control of the Chargor" means the Voting Control of the Chargor now vested in Fred A. Litwin or corporations which he directly or indirectly controls.

4. The Standard Charge Terms filed as Number 879 are hereby amended as follows:

(i) The Chargee named in paragraph numbered 1 is hereby changed from First City Trust Company to Laurentian Bank of Canada;

(ii) Paragraph 26 is deleted and the following substituted therefor:

"Any payment required to be made hereunder by the Chargor to the Chargee shall be made at the office of the Chargee set out in Box 11 of the Form 2 Charge to which these Standard Charge Terms are referred to by their filing number."

        (iii) Subparagraph 271 is hereby amended by adding thereto the following:

(h) if default occurs in payment or performance by the Chargor of any other obligations of the Chargor to the Chargee, whether arising under the Charge incorporating these Standard Charge Terms or otherwise.

(iv) Paragraph 1 on page 1 is amended by adding the words "and with payment of all other amounts owing by the Chargor hereunder, including all amounts which the Chargee has paid on behalf of the Chargor and sums to which the Chargee may be entitled by virtue of these presents, all together" between the words "Charge" and "with" in the fourth line thereof so that the paragraph as amended reads as follows:

The Chargor charges the land described in the Charge with the payment to LAURENTIAN BANK OF CANADA (the "Chargee") of the principal amount as set out in the Charge and with payment of all other amounts owing by the Chargor hereunder, including all amounts which the Chargee has paid on behalf of the Chargor and sums to which the Chargee may be entitled by virtue of these presents, all together with interest at the rate set out in the Charge payable as herein provided and with a Power of Sale to be exercised after default as hereinafter provided.

Partial Releases -TheChargee may at all times release any part or parts of the said lands or any other security or any surety from payment of all or any part of the moneys hereby secured or may release the Chargor or any other person from any covenant or other liability to pay the said moneys or any part thereof, either with or without any consideration therefor, and without being accountable for the value thereof or for any moneys except those actually received by the Chargee, and without thereby releasing any other part of the said lands or any other such security or any such surety or the covenants herein or therein contained, it being especially agreed that the lands and every such security, surety and covenant not specifically released by the Chargee shall stand charged with the whole of the moneys hereby secured, notwithstanding any such release, or any other act or any omission of the Chargee with respect to the liabilities, the lands, any such other security or any such surety.

Release - The said Chargor hereby releases to the said Chargee all its claims upon the said lands subject to the proviso for redemption herein.

Payments by Chargor - The Chargor covenants with the Chargee that the Chargor will observe the proviso for redemption herein, and will pay as they fall due all taxes, rates and assessments, whether municipal, local, parliamentary or otherwise which now are or may hereafter be imposed, charged or levied upon the said lands and when required by the Chargee, shall transmit the receipts therefor to the Chargee;

The Chargor further covenants with the Chargee that the Chargor will pay all amounts which are payable hereunder of which are capable of being added to the principal sum herein pursuant to the provisos of this Charge including, without limiting the generality of the foregoing, all servicing or other fees, costs or charges provided for herein; all insurance premiums; the amount paid for the supply of any fuel or utilities to the said lands; all costs, commissions, fees and disbursements incurred by the Chargee in constructing, inspecting, appraising, selling, managing, repairing or maintaining the said lands; all costs incurred by the Chargee, including legal costs on a solicitor and his own client basis, with respect to the Charge or the enforcement thereof or incurred by the Chargee arising out of or in any way related to this Charge; any amounts paid by the Chargee on account of any costs incurred by the Chargee arising out of, or in any way related to, the Chargee realizing on its security by sale or lease or otherwise;

Alterations - The Chargor will not make or permit to be made any major alterations or additions to the said lands without the prior written consent of the Chargee which consent may be withheld in the Chargee's sole discretion or may be given only subject to compliance with such terms and conditions at the cost of the Chargor as the Chargee may impose.

Change of Use - The Chargor will not change or permit to be changed the use of the said lands, without the prior written consent of the Chargee.

Sale or Change of Control - Provided that in the event of a sale, conveyance or transfer of the said lands or any portion thereof, or a change in control of the Chargor or a change in the beneficial ownership of the said lands or any portion thereof or a lease of the whole of the said lands, all sums secured hereunder shall, unless the written consent of the Chargee has been first obtained, forthwith become due and payable at the Chargee's option. The rights of the Chargee pursuant to this provision shall not be affected or limited in any way by the acceptance of payments due under this Charge from the Chargor or any person claiming through or under him and the rights of the Chargee hereunder shall continue without diminution for any reason whatsoever until such time as the Chargee has consented in writing as required by this provision.

Chargee Not To Be Deemed To Be A Chargee in Possession - Provided and it is agreed between the Chargor and the Chargee that the Chargee in exercising any of the rights given to the Chargee under this Charge shall be deemed not to be a Chargee in possession nor a Chargee in possession.

Priority Over Vendor's Lien - The Chargor hereby acknowledges that this Charge is intended to be prior to any vendor's lien, whether in favour of the Chargor or otherwise, and the Chargor covenants that he has done no act to give priority over this Charge to any vendor's lien, nor is he aware of any circumstances that could create a vendor's lien. Further, the Chargor covenants to do all acts and execute or cause to be executed all documents required to give this Charge priority over any vendor's lien and to give effect to the intent of this clause.

Short Form of Mortgages Ad - If any of the forms of words contained herein are substantially in the form of words contained in Column One of Schedule B of the Short Form of Mortgages Act, R.S.O. 1980, c. 474 and distinguished by a number therein, this Charge shall be deemed to include and shall have the same effect as if it contained the form of words in Column Two of Schedule B of the said Act distinguished by the same number, and this Charge shall be interpreted as if the Short Forms of Mortgages Act was still in full force and effect.

        - It is understood and agreed that the Chargee may pay or satisfy all costs incurred by the Chargee in defending any lien action in which the Chargee is named as a defendant or in which a lien claimant may claim priority over this Charge, which payments with interest at the rate aforesaid shall be a charge upon the said lands in favour of the Chargee. It is hereby further agreed that all amounts paid by the Chargee as aforesaid shall be added to the debt hereby secured and shall be payable forthwith with interest at the rate aforesaid, and in default, this Charge shall immediately become due and payable at the option of the Chargee, and all powers in this Charge conferred shall b,ecome exercisable.

ComDilance with Laws - The Chargor covenants that the mortgaged premises shall be operated at all times in accordance with all applicable laws, regulations, by-laws and other lawful requirements, whether municipal, provincial, federal or otherwise, including the compliance in full with any legislation and regulations in respect of environmental protection.

Invalidity - If any provision of these presents is illegal or invalid under or inconsistent with the provisions of any applicable statute or regulation thereunder or would by reason of the provisions of any such statute or regulation render the Chargee unable to collect the amount of any loss sustained by it in respect of the liabilities which it would otherwise be able to collect under such statute, then such provision shall not apply and shall be construed so as not to apply to the extent that it is so illegal, invalid or inconsistent or would so render the Chargee unable to collect the amount of any such loss.

ComDliance with Environmental and Other Reouirements - The Chargor represents, warrants, covenants and agrees with the Chargee (which representations, warranties, covenants and agreements shall survive satisfaction or release of the mortgage debt or extinguishment of the mortgage debt if the Chargee or a third party becomes owner of the premises charged pursuant to this Charge (the "mortgaged premises") upon default of the Chargor) that:

(a) The mortgaged premises and the operations of the Occupants now and will at all times in future comply in all material respects with all Environmental Laws;

(b) After due and diligent inquiry, it has been found that there is no Hazardous Substance on or in the mortgaged premises, no Hazardous Substance has ever been used, stored or located on or in the mortgaged premises, no part of the mortgaged premises is or has ever been contaminated by any Hazardous Substance and no waste has since June 1971 been or will at any time in future be deposited on or in that part of the mortgaged premises comprised of land or land covered by water;

(c) There is no judicial or administrative proceeding or investigation pending or, to the best of the Chargor's knowledge, threatened concerning the possible violation of any Environmental Laws by any of the Occupants, by any of the operations of the Occupants or otherwise in relation to the mortgaged premises;

(d) No Hazardous Substance shall be brought onto or used on or in any part of the mortgaged premises without the prior written consent of the Chargee and any Hazardous Substance brought onto or into any part of the mortgaged premises or used by any person on or in any part of the mortgage premises shall be transported, used and stored only in accordance with all Environmental Laws, other lawful requirements, prudent industrial standards and requirements of applicable insurance policies;

(e) The mortgaged premises will not be used for the principal purpose of storing or using any Hazardous Substance and no use of the mortgaged premises will be allowed which may cause or increase the likelihood of the escape, seepage, leakage, spillage, release or discharge of any Hazardous Substance, on, from or under the mortgaged premises or permit any policy of insurance in respect of the mortgaged premises to be cancelled;

(f) The Chargor shall promptly notify the Chargee if it:

(i) receives notice of any violation or potential violation of any Environmental Laws which may have been committed or is about to be committed by any of the Occupants or anyone else;

(ii) receives notice that any administrative or judicial complaint or Order has been issued or filed or is about to be issued or tiled against any of the Occupants or their representatives alleging violations of any Environmental Laws or requiring the taking of any action in connection with any Hazardous Substance;

(iii) receives notice from any person or governmental agency alleging that any of the Occupants or their representatives is liable or responsible for damages or costs in connection with any Hazardous Substance or any action required in connection with any Hazardous Substance; -7--

(iv) learns of the enactment of any Environmental Laws which may have a material adverse effect on the mortgaged premises or the operations or the condition, financial or otherwise, of any of the Occupants; or

(v) knows of or suspects that any Hazardous Substance has been brought onto any part of the mortgaged premises or that there is any actual, threatened or potential discharge, leak, spill, emission or deposit of any Hazardous Substance on, from, in or under any part of the mortgaged premises;

(g) The Chargor hereby grants to the Chargee and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter any of the mortgaged premises to conduct testing and monitoring with respect to Hazardous Substances and to remove and analyze any Hazardous Substance at the cost and expense of the Chargor (which cost and expense shall be secured hereby);

(h) The Chargor shall indemnify the Chargee and hold the Chargee harmiess against and from all loss, costs, damages and expenses which the Chargee may sustain, incur or become liable by or by reason of or arising from the presence, clean-up, removal or disposal of any Hazardous Substance referred to in this section or compliance with Environmental Laws or Orders relating thereto, including any clean-up, decommissioning, restoration or remediation of the mortgaged premises and other affected lands or property (and this indemnification shall survive the satisfaction, release or extinguishment of the indebtedness secured hereby).

In this Charge:

(i) "Hazardous Substance" means any substance or combination of substances which is or may become hazardous, toxic, injurious or dangerous to persons, property, air, land, water, flora, fauna or wildlife, and includes but is not limited to any contaminants, pollutants, dangerous substances, liquid wastes, industrial wastes, hauled liquid wastes, toxic substances, hazardous wastes, hazardous materials, or hazardous substances as defined in or pursuant to any Environmental Laws or Orders pursuant thereto;

(ii) "Environmental Laws" means all applicable federal, provincial, state, municipal or local laws, statutes, regulations or ordinances relating to the environment, occupational safety, health, product liability and transportation;

(iii) "Orders" means orders, notices, directions, reports, recommendations or decisions rendered by any governmental or other regulatory agency;

(iv) "Occupants" means the Chargor, its tenants and other occupants of the mortgaged premises;

Lands Not To Become Vacant - The Chargor covenants with the Chargee that he will not permit or suffer the said lands and buildings to become or remain vacant and if the Chargor does permit or suffer the said lands and building to become or remain vacant, all monies hereby secured shall, at the option of the Chargee forthwith become due and payable, and in default of payment of same with interest as in the case of payment before maturity the powers of entering upon and leasing or selling hereby given and all other remedies herein contained may be exercised forthwith.

Proviso for Redemution - Paragraph 2 on page 1 on the Standard Charge Terms filed as No. 879 which form a part hereof are hereby amended by adding the words "together with all amounts payable by the Chargor hereunder, and taxes and performance of statute labour, and observance and performance of all covenants, provisoes and conditions herein contained" after the words "paid" in the last line thereof so that the said paragraph 2 as amended states as follows:
Provided this Charge to be void on payment to Laurentian Bank of Canada in lawfUl money of Canada of the Principal Amount as set out in the Charge with interest calculated not in advance at the rate and in the manner set out in this Charge as well after as before maturity until paid, together with all amounts payable by the Chargor hereunder, and taxes and performance of statute labour, and observance and performance of all covenants, provisoes and conditions herein contained.

Charge in Addition to Other Security - This Charge is in addition to and not in substitution for any other security held by the Chargee for all or any of the monies secured hereunder. The Chargee may follow its remedies thereunder, hereunder and under any security evidencing the amount advanced under this Charge, concurrently or successively at its option.

Paramountcv - In the event that there is any inconsistency between any of the provisions herein contained and Standard Charge Terms No. 879 which form a part hereof, the provisions herein contained shall prevail.

5. This Agreement shall extend to, be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

6. Notwithstanding anything contained to the contrary m the Charge or this Agreement Amending Charge, the Chargee shall in respect of the liabilities (as defined on page 2 of this Agreement Amending Charge) have no recourse against the Chargor personally, its successors and assigns, and the Chargee shall in respect of the liabilities defined as aforesaid have recourse against the Chargor's interest in the property charged pursuant to the Charge only. The preceding sentence is without prejudice to the liability of the Chargor for all other amounts payable under the Charge or this Agreement Amending Charge and taxes and performance of Statute labour and observance and performance of all covenants, provisos and conditions contained in the Charge or this Agreement Amending Charge.


IN WITNESS WHEREOF the said parties hereto have executed this Agreement. LAURENTLAN BANK OF CANADA


Per:    & - -            K
Name:
Title:  >~.


SCHEDULE "A"

I
ALL AND SINGULAR those certain parcels or tracts of land situate, lying and being in the City of Hamilton, in the Regional Municipality of
Hamilton-Wentworth I (formerly the County of Wentworth), and Province of Ontario, more particularly described as follows: -
I       pARCEL NUMBER ONE
- being composed of part of Lot 6 in the Second Concession of the Township of

(pound) Barton now in the limits of the City of Hamilton, more particularly described as 3 follows:
COMMENCING at a point on the eastern limit of Glendale Avenue distant two hundred and fifty feet (250') from the southern limit of Barton Street (measured I southerly from Barton Street);
THENCE southerly along the easterly limit of Glendale Avenue a distance of six

I hundred and twenty-three feet, four inches (623' 4") to a point on the southerly limit of the lands of the Company being also the northerly limit of a ten-foot alleyway; THENCE easterly along said southerly limit of the lands of the Company being also

I
the northerly limit of said alleyway a distance of two hundred and three feet (203') more or less to the western limit of Belview Avenue; THENCE northerly along the said western limit of Belview Avenue a distance of I seven hundred and sixty-three feet, four inches (763' 4") to a point; THENCE westerly parallel to the said southern limit of Barton Street a distance of one hundred and three feet (103') to a point;
THENCE southerly parallel to the said eastern limit of Glendale Avenue a distance I of one hundred and forty feet (140') to a point; THENCE westerly parallel to the said southern limit of Barton Street a distance of one hundred feet (100') more or less to the place of beginning. j PARCEL NUMBER TWO - being composed of Lot Number 162 on Primrose Avenue according to a Plan of Survey known as "Bloomsdale Survey" made for William and Joseph Strong and filed

(pound) in the Registry Office for the County of Wentworth as Number 442 of part of Lot 6, in the Second Concession of the Township of Barton, County of Wentworth, and I now in the said City of Hamilton.
PARCEL NUMBER THREE
        - being composed of that part of Belview Avenue, in the City of Hamilton, County of I Wentworth, (now Regional Municipality of Hamilton-Wentworth), and Province of Ontario stopped up by By-law 66-19 enacted by The Corporation of the City of Hamilton and being also known as part of Lot Number Six (6) in the Second j Concession of the Township of Barton, and which parcel or tract of land may be more particularly described as follows, that is to say: -
PREMISING that the eastern limit of a parcel of land referred to herein as Belview I Avenue is a line drawn southerly parallel with the eastern limit of Glendale Avenue according to a subdivision known as Kenwood, the plan thereof registered in the Registry Office for the Registry Division of Wentworth as Number 370 from a point in the southern limit of Barton Street (Allowance for Road between Concessions One (1) and Two (2), Township of Barton) distant one hundred and ninety-nine feet (199') measured westerly thereon from the northeastern corner of Lot Number Six I (6) in the Second Concession of the Township of Barton. COMMENCING at a point in the eastern limit of Belview Avenue distant three I hundred and ninety.four feet and one inch (394' 1") measured southerly thereon from the southern limit of Barton Street, (Allowance for Road between Concessions

J       One (1) and Two (2), Township of Barton);
THENCE westerly fifty feet (50') to a point, which is distant three hundred and ninety-four feet and six inches (394' 6") from the southern limit of Barton Street I measured southerly parallel with the said eastern limit of Belview Avenue;
Page 4



THENCE southerly parallel with the eastern limit of the said Belview Avenue four hundred and eighty-nine feet and nine inches (489' 9") more or less to a point in the northern limit of Lot Number One Hundred and Sixty-two (162) according to a subdivision known as Bloomsdale, the plan thereof registered in the Registry Office for the Registry Division of Wentworth as Number 442; THENCE easterly along the northern limit of the said Lot Number One Hundred and Sixty-two (162), twelve feet, three inches (12' 3") to an iron bar planted at the northeastern corner thereof; THENCE southwesterly along the southeastern limit of the aforesaid Lot Number One Hundred and Sixty-two (162) forty-one feet and ten inches (41' 10") to an iron bar planted;. THENCE easterly parallel with the northern limit of the aforesaid Lot Number One Hundred and Sixty-two (162) ten feet, nine and one-half inches (10' 9-112") more or less to an iron bar planted in the northwestern limit of the lands of The Toronto, Hamilton and Buffalo Railway Company (Belt Line); THENCE northeasterly along the northwestern limit of the said railway lands one hundred and nine feet and three-quarters of an inch (109' 0 3/4") more or less to an iron bar planted in the eastern limit of the aforesaid Belview Avenue; THENCE northerly along the eastern limit of the aforesaid Belview Avenue four hundred and twenty-eight feet and three inches (428' 3") more or less to the point of commencement. PARCEL NUMBER FOUR - being composed of part of Lot Number 6 in the Second Concession of the Township of Barton, now in the said City of Hamilton, described as follows: - COMMENCING at an iron pipe planted in the eastern limit of Belview Avenue where it is intersected by a line drawn parallel with and distant twenty feet (20') measured southerly at right angles from the southern face of the most southern wall of the building erected upon the lands immediately adjoining on the north and known as the receiving room, the said iron pipe being distant three hundred and ninety-four feet one inch (394' 1") measured southerly along the eastern limit of Belview Avenue from the southern limit of Barton Street; THENCE easterly in a straight line one hundred and thirty-four feet (134') more or less to an iron pipe planted in a line drawn parallel with and distant six feet (6') measured easterly at right angles from the eastern edge of the eastern rail of the switch-off of The Toronto, Hamilton, Buffalo Railway Company's spur line. The said iron pipe being distant three hundred and ninety-two feet, ten and one-half inches (392' 10-1/2") measured southerly parallel with the eastern limit of Belview Avenue from the southern limit of Barton Street; THENCE southerly and parallel with and distant six feet (6') measured easterly from and at right angles to the said eastern edge of the eastern rail of the tangent portion of the said switch and the production thereof southerly one hundred and sixteen feet four inches (116' 4") more or less to an iron pipe planted in the northwestern limit of the thirty-foot right-of-way of The Toronto, Hamilton and Buffalo Railway Company's spur line; THENCE southwesterly along the northwestern limit of the said right-of-way lands three hundred and thirty-eight feet eleven inches (338' 11") more or less to an iron pipe planted in the aforesaid eastern limit of Belview Avenue; THENCE northerly along the eastern limit of Belview Avenue four hundred and twenty-eight feet three inches (428' 3") more or less to the place of beginning. SUBJECT TO the right of Colonial Canners Limited, its successors and assigns to keep and maintain in its present position a railway switch-off of the spur line of The Toronto, Hamilton and Buffalo Railway Company over the lands hereby conveyed; the said railway switch-off to be used from time to time for the benefit of the owners of these lands and the owners of the lands immediately to the north thereof.



Document General
Form 4-- Land RegIstratIon Reform Act

1)              RegIstry
3)              Property Block Property Additions: IdentIfIer(s) Seeni
                                        Schedule

4) Nature of Document

LANDLORD'S CONSENT AND WAiVER

5)ConsideratiOn
        TWO 00/100 Dollars   $ 2.00

6) DescriptIon

LOT 162, PLAN 442, AND PART OF LOT 6
IN THE SECOND CONCESSION OF THE TOWNSHIP OF
BARTON,
COUNTY OF WENTWORTH, AND NOW IN TILE CITY
OF HAMILTON

8) This Document provides as follows:

SEE SCHEDULE ATTACHED

9)              ThIs Document relates to Instrument number(s) . . -Zr

10)             Party(ies) (Set out Status or Interest) Name(s) Signature(s)
                Date of Signature

LAURENTIAN BANK OF CANADA       Per.    1996
(LENDER)        Name: ROBERT D. CASTER
BY ITS SOLIC1TOR$ HEREIN
SMITH LYONS


(11)    Address 130 ADELAIDE STREET WEST ")~ ~ TORONTO, ONTARIO MSH 3P5
 (12) PastyQes) (Set out Status or Interest) Name(s) Signature(s) Date of Signature
                                Y M 0
GENTERRA CAPITAL CORPORAtION.           .

(LANDLORD)




13) Address 106 AVENUE ROAD for service TORONTO, ONTARIO MSR 2H3

14) MunIcIpal Address of Property 200 GLENDALE AVENUE
NORTH
HAMILTON, ONTARIO
L8L7K3

15)     Document Prepared by

ROBERT D. MIJNCASTER
SMITH LYONS
Barristers & Solicitors
Suite 5800, Scotia Plaza
40 King Street West
Toronto, Ontario M~ 3Z7
        Fees and Tax
I RegIstratIon Fee



LANDLORD'S CONSENT AND WAIVER



TO:     Laurentian Bank of Canada (the "Lender")


        The undersigned is advised that the continuation of certain financing provided to Glendale Yams Inc. (the "Company") by the Lender is conditional upon the execution and delivery of these presents by the Landlord of the lands herein referred to which have been leased to the Company under a lease dated the 25th day of January, 1996, notice of which was registeredjn the Land Registry Office for the Registry Division of HamiltonAWntworth as No. ~1Vfl2?9\t 3(the "Lease"). The Lease shall be subject to certain security given by by the Company to North American Thist Company including a certain debenture dated the 31st day of March, 1995 as supplemented and amended by a Supplemental Indenture between the Company and Laurentian Bank of Canada registered in the said Land Registry Office as No.


        In consideration of the premises and the sum of One ($1.00) Dollar (receipt whereof is hereby acknowledged by the undersigned), the undersigned, having some right, tide and interest in or to the premises municipally known as 200 Glendale Avenue North, Hamilton, Ontario and described in the annexed Schedule hereby agrees as follows:

1. The undersigned hereby consents to the Lender's Security.

2. The undersigned acknowledges that the Lease is a valid and subsisting lease in full force and effect and in good standing. There have not been any modifications of the Lease and the undersigned will not modify the Lease or accept any surrender thereof without the written consent of the Lender.

3. The rights of the undersigned under the Lease have not been assigned except to the mortgagee, if any, named below.

4. If any default shall occur under the Lease, the undersigned shall give the Lender prompt notice in writing of such default. The Lender shall have twenty
(20) days after the giving of such notice (or such longer period as may be reasonable in the circumstances) within which to take reasonable steps to remedy such default and if such steps are taken within such time the undersigned shall not be entitled to terminate the Lease or take any other action in respect of such default. If the default of the tenant is by its nature not capable of rectification or remedy, so long as the Lender shall pay the rent reserved by the Lease and shall perform the other covenants of the tenant under the Lease, the undersigned shall not be entitled to terminate the Lease and the Lender may at its option require that the undersigned execute and deliver a new lease of the demised premises to the Lender on the same terms and conditions as the Lease for the balance of the stated term of the Lease and any renewal period.

5. If the Lender enforces its security or enters into a new lease pursuant hereto, the Lender shall have the fight to sell, assign, sublet or otherwise dispose of the Lease or the new lease with the consent of the undersigned, such consent not to be unreasonably withheld, and in the case of a new lease shall upon such sale, assignment, sublease or other disposition be relieved from all obligations under such new lease.

6. The Lender may assign the Lender's Security without the consent of the undersigned.

7. The Lender shall not be liable Ibr any of the tenant's covenants under the Lease and the performance by the Lender of any such covenants shall not constitute the Lender a tenant under the Lease.

8. The undersigned hereby postpones in favour of the Lender for the purpose of any security held by the Lender each and every right, claim and demand of every kind which the undersigned now has or may hereafter have against any property of the Company which may be placed upon and/or affixed to the above described real estate and hereby agrees that the Lender may enter upon the said real estate and remove the said property whenever it is necessary to do so to protect its interest under its security, provided that the Lender shall repair any physical injury to the said real estate caused by its removal of the said property.

9. Any sale, transfer, mortgage or assignment of any right of the undersigned in and to the said lands shall be made subject to these presents.

10. These presents shall enure to the benefit of the Lender its successors and assigns, and be binding upon the undersigned, its successors and assigns and any reference herein to a party shall include such party's successors and assigns as if specifically named. day of IN WITNESS WHEREOF the undersigned has executed these presents this I 1996.
GENTERRA CAPITAL CORPORATION
By:
I


Stan Abramowitz
Secretary
106 Avenue Road
Toronto, Ontario
M5R 2H3


SCHEDULE

ALL AND SINGULAR those certain parcels or tracts of land situate, lying and being in the City of Hamilton, in the Regional Municipality of Hamilton-Wentworth (formerly the County of Wentworth), and Province of Ontario, more particularly described as follows: -

PARCEL NUMBER ONE
- being composed of part of Lot 6 in the Second Concession of the Township of Barton now in the limits of the City of Hamilton, more particularly described as follows:

COMMENCING at a point on the eastern limit of Glendale Avenue distant two hundred and fifty feet (250') from the southern limit of Barton Street (measured southerly from Barton Street); THENCE southerly along the easterly limit of Glendale Avenue a distance of six hundred and twenty-three feet, four inches (623' 4") to a point on the southerly limit of the lands of the Company being also the northerly limit of a ten-foot alleyway-, THENCE easterly along said southerly limit of the lands of the Company being also the northerly limit of said alleyway a distance of two hundred and three feet (203') more or less to the western limit of Belview Avenue; THENCE northerly along the said western limit of Belview Avenue a distance of seven hundred and sixty-three feet, four inches (763' 4") to a point THENCE westerly parallel to the said southern limit of Barton Street a distance of one hundred and three feet (103') to a point; THENCE southerly parallel to the said eastern limit of Glendale Avenue a distance of one hundred and forty feet (140') to a point; THENCE westerly parallel to the said southern limit of Barton Street a distance of one hundred feet (100') more or less to the place of beginning. ` PARCEL NUMBER TWO - being composed of Lot Number 162 on Primrose Avenue according to a Plan of Survey known as "Bloomsdale Survey" made for William and Joseph Strong and filed in the Registry cmos for the County of Wentworth as Number 442 of part of Lot 6, in the Second Concession of the Township of Barton, County of Wentworth, and now in the said City of Hamilton. PARCEL NUMBER THREE - being composed of that part of Belview Avenue, in the City of Hamilton, County of Wentworth, (now Regional Municipality of Hamilton-Wentworth), and Province of Ontario stopped up by By-law 6649 enacted by The Corporation of the City of Hamilton and being also known as part of Lot Number Six (6) in the Second Concession of the Township of Barton, and which parcel or tract of land may be more particularly described as follows, that is to say: - PREMISING that the eastern limit of a parcel of land referred to herein as Belview Avenue is a line drawn southerly parallel with the eastern limit of Glendale Avenue according to a subdivision known as Kenwood, the plan thereof registered in the Registry Office for the Registry Division of Wentworth as Number 370 from a point Th~n the southein liMit ot Sarton Street (Allowance for Road between Concessions One (1) and Two (2), Township of Barton) distant one hundred and ninety-nine feet (199') measured westerly thereon from the northeastern corner of Lot Number Six (6) in the Second Concession of the Township of Barton. COMMENCING at a point in the eastern limit of Belview Avenue distant three hundred and ninety-four feet and one inch (394' 12) measured southerly thereon from the southern limit of Barton Street, (Allowance for Road between Concessions One (1) and Two (2), Township of Barton); THENCE westerly fifty feet (50') to a point, which is distant three hundred and ninety-four feet and six inches (394' 6") from the southern limit of Barton Street measured southerly parallel with the said eastern limit of Belview Avenue; THENCE southerly parallel with the eastern limit of the said Belview Avenue four hundred and eighty-nine feet and nine inches (489' 9") more or less to a point in the northern limit of Lot Number One Hundred and Sixty-two (162) according to a subdivision known as Bloomsdale, the plan thereof registered in the Registry Office for the Registry Division of Wentworth as Number 442; THENCE easterly along the northern limit of the said Lot Number One Hundred and Sixty-two (162), twelve feet, three inches (12' 3") to an iron bar planted at the northeastern corner thereof; THENCE southwesterly along the southeastern limit of the aforesaid Lot Number One Hundred and Sixty-two (162) forty-one feet and ten inches (41' 10") to an iron bar planted; THENCE easterly parallel with the northern limit of the aforesaid Lot Number One Hundred and Sixty-two (162) ten feet, nine and one-half inches (10' 9-1/2") more or less to an iron bar planted in the northwestern limit of the lands of The Toronto, Hamilton and Buffalo Railway Company (Belt Line); THENCE northeasterly along the northwestern limit of the said railway lands one hundred and nine feet and three-quarters of an inch (109' 0 3/4") more or less to an iron bar planted in the eastern limit of the aforesaid Belview Avenue-, THENCE northerly along the eastern limit of the aforesaid Belview Avenue four hundred and twenty-eight feet and three inches (428' 3") more or less to the point of commencement. PARCEL NUMBER FOUR - being composed of part of Lot Number 6 in the Second Concession of the Township of Barton, now in the said City of Hamilton, described as follows: - COMMENCING at an iron pipe planted in the eastern limit of Belview Avenue where it is intersected by a line drawn parallel with and distant twenty feet (20') measured southerly at right angles from the southern face of the most southern wall of the building erected upon the lands immediately adjoining on the north and known as the receiving room, the said iron pipe being distant three hundred and ninety-four feet one inch (394 1") measured southerly along the eastern limit of Belview Avenue from the southern limit of Barton Street; THENCE easterly in a straight line one hundred and thirty-four feet (134') more or less to an iron pipe planted in a line drawn parallel with and distant six feet (6') measured easterly at right angles from the eastern edge of the eastern rail of the switch-off of The Toronto, Hamilton, Buffalo Railway Company's spur line. The said iron pipe being distant three hundred and ninety-two feet, ten and one-half inches (392' 10-1/2") measured southerly parallel with the eastern limit of Belview Avenue from the southern limit of Barton Street; THENCE southerly and parallel with and distant six feet (6') measured easterly from and at right angles to the said eastern edge of the eastern rail of the tangent portion of the said switch and the production thereof southerly one hundred and sixteen feet four inches (116' 4") more or less to an iron pipe planted in the northwestern limit of the thirty-foot right-of-way of The Toronto, Hamilton and Buffalo Railway Company's spur line; THENCE southwesterly along the northwestern limit of the said right-of-way lands thitw hu~died and thirty-eight feet eleven inches (338' 11") morc or less to an iron pipe planted in the aforesaid eastern limit of Belview Avenue; THENCE northerly along the eastern limit of Belview Avenue four hundred and twenty-eight feet three inches (428' 3") more or less to the place of beginning. SUBJECT TO the right of Colonial Canners Limited, its successors and assigns to keep and maintain in its present position a railway switch-off of the spur line of The Toronto, Hamilton and Buffalo Railway Company over the lands hereby conveyed; the said railway switch-off to be used from time to time for the benefit of the owners of these lands and the owners of the lands immediately to the north thereot